SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  March 8, 2002

                               Accelio Corporation
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             (Exact name of registrant as specified in its charter)



     Canada                   1-111898                      N/A
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(State or Other        (Commission File Number)        (I.R.S. Employer
 Jurisdiction of                                     Identification Number)
 Incorporation)

           560 Rochester Street, Ottawa, Ontario K1S 5K2, Canada
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              (Address of principal executive offices) (zip code)

                                 (613) 230-3676
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

     On March 8, 2002, Accelio Corporation (the "Company") obtained from the Ontario Superior Court of Justice (the "Court") an Interim Order authorizing Accelio to call and conduct a meeting of the holders of its common shares to approve the proposed plan of arrangement outlined in the Notice of Special Meeting of Shareholders to be Held April 9, 2002 and Management Proxy Circular of Accelio Corporation (the "Notice and Information Circular") which is attached hereto as Exhibit 99.1. The Notice and Information Circular were filed with the Court in accordance with Canadian law in connection with a special meeting of shareholders of the Company being held to approve the acquisition by Adobe Systems International Limited Partnership of certain of Accelio's assets and all of Accelio's outstanding equity securities.


ITEM 7.   EXHIBITS.

          (a)  Financial statements and pro forma financial information.

               None.

          (b)  Exhibits.

               99.1 Notice of Special Meeting of Shareholders to be Held April 9, 2002 and Management Proxy Circular of Accelio Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ACCELIO CORPORATION
                                        (Registrant)



                                        By:  /s/  Trey Graham
                                            Name: Trey Graham
                                            Title: Senior Vice President,
                                                   Finance and Chief Financial
                                                   Officer

Dated: March 19, 2002